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                                    AMENDMENT
                                     TO THE
                               WATERS CORPORATION
                              AMENDED AND RESTATED
                    1996 LONG-TERM PERFORMANCE INCENTIVE PLAN


         The Waters Corporation Amended and Restated 1996 Long-Term Performance Incentive Plan ("Plan") is hereby amended effective May 12, 1998, as follows:

         1. Section 4 of the Plan is amended by deleting the reference to "1,000,000 Common Shares" in paragraph (b) thereof and substituting "3,000,000 Common Shares" therefor.

         AMENDMENT executed as of the 12th day of May, 1998.


                                                          WATERS CORPORATION



                                                     By: /s/ Doug Berthiaume
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